Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Air Transport Services Group, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph C. Hete, Executive Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as enacted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Air Transport Services Group, Inc. and will be retained by Air Transport Services Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/S/ JOSEPH C. HETE
Joseph C. Hete Executive Chairman

Date: March 3, 2025